                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE IT
                                      AT HAND.

                                      2. CALL TOLL-FREE [           ] OR GO TO
                                      WEBSITE: [                        ]

                                      3. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                      VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                MORGAN STANLEY INCOME BUILDER FUND                    PROXY
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2006
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu and
Barry Fink, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 7, 2006 at the Special
Meeting of Shareholders of the Fund to be held July 17, 2006 and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
PROPOSAL 1.
                           VOTE VIA THE INTERNET: [                 ]
                           VOTE VIA THE TELEPHONE: [                ]

                           999 99999 999 999

                           NOTE: Please sign exactly as your name appears on
                           this proxy card. All joint owners should sign. When
                           signing as executor, administrator, attorney, trustee
                           or guardian or as custodian for a minor, please give
                           full title as such. If a corporation, please sign in
                           full corporate name and indicate the signer's office.
                           If a partner, sign in the partnership name.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature (if held jointly)

                           -----------------------------------------------------
                           Date

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF MORGAN STANLEY INCOME BUILDER FUND RECOMMENDS YOU VOTE
IN FAVOR OF THE REORGANIZATION.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                                      FOR       AGAINST   ABSTAIN

1. Approval of an Agreement and Plan of Reorganization, dated [        ], 2006,       [ ]         [ ]       [ ]
   between Morgan Stanley Income Builder Fund and Morgan Stanley Balanced
   Growth Fund pursuant to which substantially all of the assets of Morgan
   Stanley Income Builder Fund would be combined with those of Morgan Stanley
   Balanced Growth Fund and shareholders of Morgan Stanley Income Builder Fund would become shareholders of Morgan Stanley Balanced Growth Fund receiving shares of Morgan Stanley Balanced Growth Fund with a value equal to the value of their holdings in Morgan Stanley Income Builder Fund.

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY